                                                              EXHIBIT (h)(19)(f)

                                 SIXTH AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT
                                      AMONG
                    AMERICAN GENERAL LIFE INSURANCE COMPANY,
                  AMERICAN GENERAL EQUITY SERVICES CORPORATION,
                               VALIC COMPANY I AND
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

     THIS SIXTH AMENDMENT TO PARTICIPATION AGREEMENT ("Amendment") effective as of February 1, 2006, amends the Participation Agreement dated as of February 26, 1998 (the "Agreement"), among AMERICAN GENERAL LIFE INSURANCE COMPANY (the "Company"), on its own behalf and on behalf of each separate account of the Company set forth on Schedule B of the Agreement (the "Account"), AMERICAN GENERAL EQUITY SERVICES CORPORATION ("AGESC"), VALIC COMPANY I (formerly NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I) (the "Fund"), and THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (the "Adviser"), collectively, (the "Parties"). All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as ascribed in the Agreement.

     WHEREAS, from time to time, the Company will offer new Variable Insurance Products which are not covered under the Agreement, but for which the Fund will act as an investment vehicle for the Company's Accounts; and

     WHEREAS, the Parties now desire to amend the Agreement to reflect the new Variable Insurance Product for which the Fund will act as an investment vehicle for the Accounts.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Schedule B to the Agreement, a revised copy of which is attached hereto, is hereby amended to add Platinum Investor VIP.

2. The Parties acknowledge that from time to time the Company will introduce new Variable Insurance Products for which the Fund will act as an investment vehicle for certain of the Company's Accounts. In this regard, the Parties agree that the Company may, upon written notice to the other Parties, add such new Variable Insurance Products and Separate Accounts of the Company to Schedule B of the Agreement, and thereby amend Schedule B of the Agreement.

3. Except as amended hereby, the Agreement is hereby ratified and confirmed in all respects.

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


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in its name and on its behalf by its duly authorized representative hereto as of the date specified above.

AMERICAN GENERAL LIFE INSURANCE COMPANY, on behalf of itself and each of its Separate Accounts named in Schedule B of the Agreement, as amended from time to time.

                                          ATTEST:

By:                                       By:
   ------------------------------------      -----------------------------------
   Name:                                     Name:
   Title:                                    Title:


AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                          ATTEST:

By:                                       By:
   ------------------------------------      -----------------------------------
   Name:                                     Name:
   Title:                                    Title:


VALIC COMPANY I

                                          ATTEST:

By:                                       By:
   ------------------------------------      -----------------------------------
   Name:                                     Name:
   Title:                                    Title:


THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                          ATTEST:

By:                                       By:
   ------------------------------------      -----------------------------------
   Name:                                     Name:
   Title:                                    Title:

                                   SCHEDULE B

                        SEPARATE ACCOUNTS AND CONTRACTS**

                            (As of February 1, 2006)


Name of Separate Account and Date Established   Registration Numbers and Names of Contracts Funded by
by Board of Directors                           Separate Account
---------------------------------------------   ------------------------------------------------------
                                                Registration
                                                Nos.:           Name of Contract:
                                                ------------    -----------------
American General Life Insurance Company         33-44744        Group and Individual Variable Annuity*
Separate Account A                              811-1491
Established:  August 14, 1967

                                                33-44745        Individual Variable Annuity*
                                                811-1491

American General Life Insurance Company         333-40637       Select ReserveSM Flexible Payment
Separate Account D                              811-02441       Variable and Fixed Individual Deferred
Established: November 19, 1973                                  Annuity*

                                                33-43390        VAriety PlusSM Variable Annuity*
                                                811-2441

                                                333-70667       Platinum Investor(R) Variable Annuity*
                                                811-2441

                                                333-109206      Platinum Investor(R) Immediate Variable
                                                811-2441        Annuity*

American General Life Insurance Company         333-42567       Platinum Investor(R) I and Platinum
Separate Account VL-R                           811-08561       Investor(R) II Variable Life Insurance
Established: May 6, 1997                                        Policies*

                                                333-53909       Legacy PlusSM Variable Life Insurance
                                                811-08561       Policies*

                                                333-80191       Corporate America - Variable Life
                                                811-08561       Insurance Policies*

                                                333-90787       Platinum Investor(R) Survivor
                                                811-08561       Variable Life Insurance Policies*

                                                333-87307       The ONE VUL Solution
                                                811-08561       Variable Life Insurance Policies*

                                                333-89897       AG Legacy Plus
                                                811-08561       Variable Life Insurance Policies*

                                                333-43264       Platinum Investor(R) III
                                                811-08561       Variable Life Insurance Policies*

                                                333-65170       Platinum Investor(R) Survivor II
                                                811-08561       Variable Life Insurance Policies*

Name of Separate Account and Date Established   Registration Numbers and Names of Contracts Funded by
by Board of Directors                           Separate Account
---------------------------------------------   ------------------------------------------------------
                                                Registration
                                                Nos.:           Name of Contract:
                                                ------------    -----------------
                                                333-82982       Platinum Investor(R) PLUS
                                                811-08561       Variable Life Insurance Policies*

                                                333-109613      Platinum Investor(R) FlexDirector
                                                811-08561       Variable Life Insurance Policies*

                                                333-118318      Platinum Investor(R) IV
                                                811-08561       Variable Life Insurance Policies*

                                                333-129552      Platinum Investor(R) VIP
                                                811-08561       Variable Life Insurance Policies*

* Subject to reimbursement of certain administrative expenses as set forth in Paragraph 3.2(e) of the Participation Agreement referenced above.

** The parties hereto agree that this Schedule B may be revised and replaced as necessary to accurately reflect the Separate Accounts and Contracts covered under this Agreement.